Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 27, 2026

March 24, 2026

As described in detail in the Fund’s prospectus, the Fund participates in a percentage of gains of the Bitcoin Price (the “Participation Rate”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period will end on March 31, 2026, and the Fund will commence a new Outcome Period that will begin on April 1, 2026 and end on June 30, 2026. The Fund’s new Participation Rate will not be determined until the start of the new Outcome Period. At the commencement of the new Outcome Period, the Fund will file a supplement to its prospectus that will include the actual Participation Rate for the new Outcome Period, which may be higher or lower than the estimated Participation Rate range set forth below. As of March 24, 2026, the expected range of the Fund’s Participation Rate is set forth below.

Fund Name	Ticker	Estimated Participation Rate Range
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly	QBF	61.27% – 68.27%*

* Prior to taking into account management fees and other fees.

Please Keep This Supplement With Your Prospectus For Future Reference